[USAA(R) logo appears here.]











                                USAA CALIFORNIA
                                      MONEY MARKET Fund




                                      [Image appears here.]






                                Semiannual Report

--------------------------------------------------------------------------------
   September 30, 2001

Table of CONTENTS
-------------------------------------------------------------------------------

      MESSAGE FROM THE PRESIDENT                                       2

      INVESTMENT OVERVIEW                                              5

      MANAGERS' COMMENTARY ON THE FUND                                 7

      PORTFOLIO HIGHLIGHTS                                            11

      SHAREHOLDER VOTING RESULTS                                      13

      FINANCIAL INFORMATION

         Portfolio of Investments                                     16

         Notes to Portfolio of Investments                            23

         Statement of Assets and Liabilities                          24

         Statement of Operations                                      25

         Statements of Changes in Net Assets                          26

         Notes to Financial Statements                                27

IMPORTANT
--------------------------------------------------------------------------------
                         INFORMATION


               Your annual and semiannual report mailings are streamlined as part of our ongoing efforts to reduce expenses and respond to shareholder requests. We develop mailing lists using criteria such as address, member number, and surname to send one report to each household instead of sending one report to each registered owner. This practice is designed to reduce duplicate copies for many shareholders and their families and save paper and postage costs to the Fund. If you are the primary shareholder on at least one account, prefer not to participate in streamlining, and would like to receive one report per registered account owner, you may request this in writing to:


               USAA INVESTMENT MANAGEMENT COMPANY

               Attn: Report Mail

               9800 Fredericksburg Road

               San Antonio, TX  78284-8916

               or phone a mutual fund representative at

               1-800-531-8448 during business hours




               THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE USAA CALIFORNIA MONEY MARKET FUND, MANAGED BY USAA INVESTMENT MANAGEMENT COMPANY (USAA INVESTMENTS). IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH GIVES FURTHER DETAILS ABOUT THE FUND.



               USAA with the eagle is registered in the U.S. Patent & Trademark Office.
               (C)2001, USAA. All rights reserved.

2

MESSAGE
--------------------------------------------------------------------------------
                         from the PRESIDENT


[Photograph of the President and Vice
Chairman of the Board, Christopher W.
Claus, appears here.]
                                                         "
                                                 THE QUICK RESPONSE OF
                                                 MONETARY AND FISCAL
                                             POLICYMAKERS IS ENCOURAGING...
                                                         "

--------------------------------------------------------------------------------

               It was already difficult to predict the timing of an economic recovery before the September 11 attacks on America. Now, it's even tougher. History offers numerous examples of our economy's ability to recover and grow in the face of incredible obstacles. But right now, economists, financial experts, and investors alike are grappling with the question: When will the economy improve?

               The short-term picture is uncertain. September's events may weaken economic sectors that had remained strong during the slowdown earlier in the year. Most importantly, we could see a drop in consumer confidence--the key factor in our economy's stability.

               The consumer has some understandable fears. With corporations aggressively cutting both capital spending and employees, job security is a real concern. In addition, the American public

 ...CONTINUED
--------------------------------------------------------------------------------


               is uneasy about our nation's internal security. Until we know more about the outcome of the current geopolitical conflict, consumers may take a "wait and see" approach to spending.

               Faced with a decline in business activity and uncertainty about a consumer-led rebound, the Federal Reserve Board (the Fed) has cut short-term interest rates aggressively to stimulate the economy. The Fed will probably remain biased toward additional rate reductions until current world events play out and we start to see indicators of economic growth. And, at this writing, the current administration is considering a substantial economic stimulus package. The quick response of monetary and fiscal policymakers is encouraging for all of us who hope for a return to healthy levels of economic growth.

               We expect that the Fed will begin to raise short-term interest rates from their lowest levels in nearly 40 years once the econ-omy shows solid signs of recovery.

               In the equity markets, we also hope to see better days at some point in the future. We all know that bear markets don't last forever, but the key question is: When will this market turn? We don't pretend to know the answer to this question. But I'd like to leave you with some information that may assist you in making informed investment decisions.

               A consensus estimate of S&P 500 earnings calls for an earnings bottom in the first quarter of 2002. Historically, the bear mar-ket has generally bottomed and a new bull market has begun well before earnings actually bottom by an average of about nine

4

 ...CONTINUED
--------------------------------------------------------------------------------
                         from the PRESIDENT


               months. The time span between this estimated earnings low and the current bear market low that was reached on September 21 (as indicated by the S&P 500 Index decline of 36.8%) is about six months. Although it is too early to conclude that the bear market is over, this historic trend may indicate that we could be closer to the end of the bear market than the beginning.

               USAA Investments is committed to providing you with commentary on the markets that may help you determine and plan your investment strategy in any market situation. Visit USAA Market Commentary on the Investments page at USAA.COM.

               We truly appreciate the opportunity to serve you. Thank you for your business.

               Sincerely,


               \s\ Christopher W. Claus

               Christopher W. Claus
               President and Vice Chairman of the Board



               PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

               FOR MORE COMPLETE INFORMATION ABOUT THE MUTUAL FUNDS MANAGED AND DISTRIBUTED BY USAA INVESTMENT MANAGEMENT COMPANY (USAA INVESTMENTS), INCLUDING CHARGES AND OPERATING EXPENSES, PLEASE CALL FOR A PROSPECTUS. READ IT CAREFULLY BEFORE INVESTING.

               THE S&P 500 INDEX IS AN UNMANAGED INDEX REPRESENTING THE WEIGHTED AVERAGE PERFORMANCE OF A GROUP OF 500 WIDELY HELD, PUBLICLY TRADED STOCKS. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN THE S&P 500 INDEX.

INVESTMENT
--------------------------------------------------------------------------------
                         OVERVIEW


USAA CALIFORNIA MONEY MARKET FUND


OBJECTIVE
--------------------------------------------------------------------------------

               High level of current interest income that is exempt from federal and California state income taxes and a further objective of
               preserving   capital   and   maintaining   liquidity.


TYPES OF INVESTMENTS
--------------------------------------------------------------------------------

               Invests principally in high-quality, California tax-exempt securities with maturities of 397 days or less. The Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less and will endeavor to maintain a constant net asset value per share of $1.*


               * AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

--------------------------------------------------------------------------------
                                                 9/30/01            3/31/01
--------------------------------------------------------------------------------
Net Assets                                    $444.5 Million     $445.2 Million
Net Asset Value Per Share                          $1.00             $1.00
--------------------------------------------------------------------------------
    Average Annual Total Returns and 7-Day Yield as of 9/30/01
--------------------------------------------------------------------------------
 3/31/01 to 9/30/01       1 YEAR       5 YEARS       10 YEARS       7-DAY YIELD
       1.32%**             2.87%        3.09%          3.03%           2.05%


** TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. THIS SIX-MONTH RETURN IS CUMULATIVE.

               TOTAL RETURN EQUALS INCOME RETURN AND ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. NO ADJUSTMENT HAS BEEN MADE FOR TAXES PAYABLE BY SHAREHOLDERS ON THEIR REINVESTED DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YIELDS AND RETURNS FLUCTUATE. THE SEVEN-DAY YIELD QUOTATION MORE CLOSELY REFLECTS CURRENT EARNINGS OF THE FUND THAN THE TOTAL RETURN QUOTATION.

6

 ...CONTINUED
--------------------------------------------------------------------------------
                         OVERVIEW


USAA CALIFORNIA MONEY MARKET FUND


                            7-DAY YIELD COMPARISON
                            ----------------------

A chart in the form of a line graph appears here illustrating the comparison of the 7-Day Yield of the USAA California Money Market Fund and the iMoneyNet, Inc. State Specific SB (Stock Broker) and GP (General Purpose) (Tax-Free) Money Funds. The data is for the period 09/25/2000 through 09/24/2001.

                     USAA CALIFORNIA
                    MONEY MARKET FUND             IMONEYNET AVERAGE
                    -----------------             -----------------
09/25/00                  3.49%                         3.17%
10/30/00                  3.61%                         3.31%
11/27/00                  3.76%                         3.48%
12/18/00                  3.23%                         3.01%
01/29/01                  3.13%                         2.87%
02/26/01                  2.69%                         2.38%
03/26/01                  3.03%                         2.64%
04/30/01                  3.80%                         3.28%
05/21/01                  2.71%                         2.32%
06/25/01                  2.78%                         2.31%
07/30/01                  2.56%                         2.09%
08/27/01                  1.96%                         1.64%
09/24/01                  1.99%                         1.57%


DATA REPRESENT THE LAST MONDAY OF EACH MONTH.  ENDING DATE 9/24/01.



               The graph tracks the Fund's seven-day yield against iMoneyNet, Inc. State Specific SB (Stock Broker) & GP (General Purpose) (Tax-Free) Money Funds, an average of money market fund yields. iMoneyNet, Inc. is an organization that tracks the performance of money market funds.

MANAGER'S
--------------------------------------------------------------------------------
                         COMMENTARY on the Fund


[Photograph of the Portfolio
Manager, Regina G. Shafer, CFA,
appears here.]

--------------------------------------------------------------------------------

HOW DID THE USAA CALIFORNIA MONEY MARKET FUND PERFORM?

               The USAA California Money Market Fund's seven-day yield ranged from a high of 3.88% in April to a low of 1.92% in August. The Fund ended the six-month period with a seven-day yield of 2.05%. The change in the Fund's yields reflected the change in the tax-exempt market interest rates.

               The Fund ranked 1 out of 62 California tax-exempt money market funds for the six-month period ended September 30, 2001, according to iMoneyNet, Inc. The Fund's six-month total return was 1.32% for the period, compared to a 1.09% average return for all California tax-exempt money market funds ranked by iMoneyNet.




               PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

               REFER TO THE BOTTOM OF PAGE 6 FOR THE IMONEYNET, INC. DEFINITION.

8

 ...CONTINUED
--------------------------------------------------------------------------------
                         COMMENTARY on the Fund


WHAT MARKET CONDITIONS AFFECTED THE FUND DURING THE PERIOD?

               Market participants' concern about the current economic picture grew as important economic indicators such as consumer confidence and unemployment continued to signal a slowdown. In response, the Federal Reserve Board (the Fed) lowered the federal funds rate five times in the past six months. The latest cut of 0.50% on September 17 was made on the heels of terrorist attacks on the United States that occurred just days earlier. This last cut brought the federal funds rate to 3.00%.

               On October 2, just after the end of the period, the Fed lowered the federal funds rate another 0.50% to 2.50%. The rate is now at its lowest since the Fed started using the target rate to set monetary policy. Our tax-exempt money market rates have fallen as well. The Bond Buyer One-Year Note Index ranged from a high of 3.23% in mid-April to 2.14% in September--a drop of more than 1.00%. Likewise, the Bond Market Association Municipal Swap Index, which measures the average seven-day variable-rate demand note (VRDN), peaked in April at 4.45% but ended the six-month period at 2.28%.




               THE BOND BUYER ONE-YEAR NOTE INDEX IS REPRESENTATIVE OF YIELDS ON 10 LARGE ONE-YEAR, TAX-EXEMPT NOTES.

               THE BOND MARKET ASSOCIATION MUNICIPAL SWAP INDEX IS A SEVEN-DAY, HIGH-GRADE MARKET INDEX COMPOSED OF TAX-EXEMPT VARIABLE-RATE DEMAND NOTES TRACKED BY MUNICIPAL MARKET DATA, AN ORGANIZATION THAT MONITORS THE PERFORMANCE OF THE MUNICIPAL BOND MARKET.

 ...CONTINUED
--------------------------------------------------------------------------------



WHAT WERE YOUR STRATEGIES FOR BUYING AND SELLING DURING THE PERIOD?

               The strategy during this period of declining rates and economic slowdown was to extend the average maturities of the securities in the Fund when there were attractive opportunities in longer-term notes or bonds. We also continued to purchase and hold VRDNs and medium-term commercial paper. The longer-term notes and bonds provided some protection as rates continued to decline, whereas VRDNs and commercial paper provided both liquidity and flexibility to the Fund.

               Our research team plays an important role in analyzing the credit strength of each security that we own. As you can imagine, this analysis becomes more difficult in a period when the economy is slowing down, so we are careful in reviewing each sector of the Fund's portfolio: municipalities, corporate guarantors, and letter-of-credit banks.


WHAT IS THE OUTLOOK?

               The majority of economists believe that the U.S. economy will continue to show signs of weakness until late this year or early next year. We expect that the Fed will continue to lower the federal funds rate in an effort to stabilize the economy and boost business and consumer confidence.

10

 ...CONTINUED
--------------------------------------------------------------------------------
                         COMMENTARY on the Fund


               The tax-exempt money market should also continue to see rates trend downward during this period, although supply and demand pressures could also have an impact on our short-term rates. Recent increased issuance of notes in the tax-exempt market, including the $5.7 billion California 2001-2002 revenue anticipation notes, may drive short-term rates higher than they have been in the recent past, somewhat mitigating the decline in rates in the short run. Remember, in the tax-exempt market, when supply is high, short-term rates rise in order to maintain the attractiveness of certain securities (primarily VRDNs) to investors.

               Thank you for your continued trust in USAA and the USAA California Money Market Fund.

PORTFOLIO
--------------------------------------------------------------------------------
                         HIGHLIGHTS


                                  PORTFOLIO MIX
                                     9/30/01


A pie chart is shown here depicting the Portfolio Mix as of September 30, 2001 of the USAA California Money Market Fund to be:

Variable-Rate Demand Notes - 72.2%; Adjustable-Rate Notes - 4.5%; Fixed-Rate Instruments - 14.3%; and Put Bonds - 4.3%.



     PERCENTAGES  ARE OF THE NET  ASSETS OF THE FUND AND MAY NOT EQUAL 100%.


    YOU WILL  FIND A LIST OF  SECURITIES  THAT THE FUND OWNS ON PAGES 16-22.

12

 ...CONTINUED
--------------------------------------------------------------------------------
                         HIGHLIGHTS


                        CUMULATIVE PERFORMANCE OF $10,000
                        ---------------------------------

A chart in the form of a line graph appears here illustrating the cumulative performance of a $10,000 investment in the USAA California Money Market Fund. The data is from 9/30/1991 to 9/30/2001. The data points from the graph are as follows:

USAA CALIFORNIA MONEY MARKET FUND
  YEAR                 AMOUNT
--------              -------
09/30/91              $10,000
03/31/92               10,184
09/30/92               10,330
03/31/93               10,455
09/30/93               10,575
03/31/94               10,686
09/30/94               10,820
03/31/95               11,001
09/30/95               11,201
03/31/96               11,395
09/30/96               11,579
03/31/97               11,762
09/30/97               11,962
03/31/98               12,156
09/30/98               12,355
03/31/99               12,524
09/30/99               12,699
03/31/00               12,884
09/30/00               13,108
03/31/01               13,310
09/30/01               13,485


DATA FROM 9/30/91 THROUGH 9/30/01.


               The graph illustrates the performance of a hypothetical $10,000 investment in the USAA California Money Market Fund.

               Past performance is no guarantee of future results, and the value of your investment will vary according to the Fund's performance. Some income may be subject to federal, state, or local taxes, or to the federal alternative minimum tax. For seven-day yield information, please refer to the Fund's Investment Overview.

SHAREHOLDER
--------------------------------------------------------------------------------
                         Voting RESULTS


               On July 20, 2001, a special meeting of shareholders was held to vote on a number of proposals relating to USAA mutual funds. Shareholders of record on May 25, 2001, were entitled to vote on each proposal shown below. All proposals were approved by the shareholders.

               The following proposals and voting results pertain to one or more series within USAA Tax Exempt Fund, Inc. (the Company). Votes shown for Proposal 1 are for the entire series of the Company. Votes shown for Proposals 2A through 2D and Proposal 4 are for the USAA California Money Market Fund, a series of the Company.



PROPOSAL 1
--------------------------------------------------------------------------------

               Proposal to elect Directors as follows:



                                                                       VOTES
               DIRECTORS                         VOTES FOR            WITHHELD
               -----------------------------------------------------------------

               Robert G. Davis                 1,842,731,201         33,320,138

               Christopher W. Claus            1,842,731,201         33,320,138

               David G. Peebles                1,842,731,201         33,320,138

               Michael F. Reimherr             1,842,731,201         33,320,138

               Richard A. Zucker               1,842,731,201         33,320,138

               Barbara B. Dreeben              1,842,731,201         33,320,138

               Robert L. Mason, Ph.D.          1,842,731,201         33,320,138

               Laura T. Starks, Ph.D.          1,842,731,201         33,320,138

14

 ...CONTINUED
--------------------------------------------------------------------------------
                         Voting RESULTS


PROPOSAL 2A
--------------------------------------------------------------------------------

               Proposal   to  approve   the   elimination   of  the   investment
               restriction regarding investments in a single issuer.


               NUMBER OF SHARES VOTING
               -----------------------------------------------------------------
                       FOR                 AGAINST                 ABSTAIN
               -----------------------------------------------------------------
                   243,680,542            12,901,971              4,646,106


PROPOSAL 2B
--------------------------------------------------------------------------------

               Proposal to approve the elimination of the investment restriction
               regarding  the  purchase  of   securities  of  other   investment
               companies.


               NUMBER OF SHARES VOTING
               -----------------------------------------------------------------
                       FOR                  AGAINST                ABSTAIN
               -----------------------------------------------------------------
                   246,432,564             9,092,268              5,703,787


PROPOSAL 2C
--------------------------------------------------------------------------------

               Proposal to approve the amendment of the investment restriction regarding the issuance of senior securities.


               NUMBER OF SHARES VOTING
               -----------------------------------------------------------------
                       FOR                 AGAINST                 ABSTAIN
               -----------------------------------------------------------------
                   240,591,375            14,516,011              6,121,233

 ...CONTINUED
--------------------------------------------------------------------------------


PROPOSAL 2D
--------------------------------------------------------------------------------

               Proposal to approve the amendment of the investment restriction regarding the purchase or sale of commodities.


               NUMBER OF SHARES VOTING
               -----------------------------------------------------------------
                       FOR                   AGAINST                 ABSTAIN
               -----------------------------------------------------------------
                   237,545,012             18,899,139               4,784,468


PROPOSAL 4
--------------------------------------------------------------------------------

               Proposal to approve a new advisory agreement with USAA Investment Management Company.


               NUMBER OF SHARES VOTING
               -----------------------------------------------------------------
                       FOR                   AGAINST                 ABSTAIN
               -----------------------------------------------------------------
                   247,016,218             10,515,303               3,697,098

16

PORTFOLIO
--------------------------------------------------------------------------------
                         of INVESTMENTS


USAA CALIFORNIA MONEY MARKET FUND
SEPTEMBER 30, 2001 (UNAUDITED)

CATEGORIES AND DEFINITIONS
--------------------------------------------------------------------------------

         VARIABLE-RATE DEMAND NOTES (VRDN) - provide the right, on any business day, to sell the security at face value on either that day or within seven days. The interest rate is generally adjusted at a stipulated daily, weekly, or monthly interval to a rate that reflects current market conditions. The effective maturity of these instruments is deemed to be less than 397 days in accordance with regulatory requirements.

         ADJUSTABLE-RATE NOTES - similar to VRDNs in the fact that the interest rate is adjusted at a given time, such as monthly or quarterly, to a rate that reflects current market conditions. However, these securities do not offer the right to sell the security at face value prior to maturity.

         PUT BONDS - provide the right to sell the bond at face value at specific tender dates prior to final maturity. The put feature shortens the effective maturity of the security.

         FIXED-RATE INSTRUMENTS - consist of municipal bonds, notes, and commercial paper. The interest rate is constant to maturity. Prior to maturity, the market price of a fixed-rate instrument generally varies inversely to the movement of interest rates.

         CREDIT ENHANCEMENTS - add the financial strength of the provider of the enhancement to support the issuer's ability to repay the principal when due. The enhancement may be provided by a high-quality bank, insurance company or other corporation, or a collateral trust.

         The Fund's investments consist of securities that meet the requirements to qualify as "eligible securities" under the Securities and Exchange Commission (SEC) rules applicable to money market funds. With respect to quality, eligible securities generally consist

PORTFOLIO
--------------------------------------------------------------------------------
                         of INVESTMENTS
                         (continued)

USAA CALIFORNIA MONEY MARKET FUND
SEPTEMBER 30, 2001 (UNAUDITED)


         of securities rated in one of the two highest categories for short-term securities or, if not rated, of comparable quality at the time of purchase. The Manager also attempts to minimize credit risk in the Fund through rigorous internal credit research.

         (LOC)    Enhanced by a bank letter of credit.

         (LIQ)    Enhanced by a bank or nonbank liquidity agreement.

         (NBGA)   Enhanced by a nonbank guarantee agreement.

         (INS)    Scheduled principal and interest payments are insured by:

                  (1) MBIA, Inc.

                  (2) AMBAC Financial Group, Inc.

                  (3) Financial Security Assurance Holdings Ltd.


PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS
--------------------------------------------------------------------------------

         COP         Certificate of Participation

         CP          Commercial Paper

         GO          General Obligation

         IDA         Industrial Development Authority/Agency

         IDRB        Industrial Development Revenue Bond

         MERLOT      Municipal Exempt Receipts-Liquidity Optional Tender

         MFH         Multifamily Housing

         PCRB        Pollution Control Revenue Bond

         RAN         Revenue Anticipation Note

         RB          Revenue Bond

         TRAN        Tax Revenue Anticipation Note

18

PORTFOLIO
--------------------------------------------------------------------------------
                         of INVESTMENTS (continued)
                         (in thousands)

USAA CALIFORNIA MONEY MARKET FUND
SEPTEMBER 30, 2001 (UNAUDITED)

PRINCIPAL                                            COUPON              FINAL
   AMOUNT   SECURITY                                   RATE           MATURITY          VALUE
---------------------------------------------------------------------------------------------
            VARIABLE-RATE DEMAND NOTES (72.2%)
            CALIFORNIA (67.7%)
  $ 7,800   Alameda Contra Costa Schools Financing
              Auth. COP, Series B (LOC)                2.25%         7/01/2023      $   7,800
    4,450   Alameda County IDA RB, Series 1994         2.80          6/01/2004          4,450
   11,250   Avalon Public Financing Auth. Tax
              Allocation Bonds, Series 1998 (LOC)      3.15          8/01/2024         11,250
    4,320   Brentwood Capital Improvement RB,
              Series 1996 (LOC)                        3.25          6/01/2026          4,320
   14,000   Chula Vista IDRB, Series 1996A             3.75          7/01/2021         14,000
   11,000   Corona MFH RB, Series 1985B (NBGA)a        2.30          2/01/2023         11,000
    1,900   Davis Community Facilities District RB,
              Series 2000 (LOC)                        2.20          9/01/2024          1,900
    2,090   Duarte COP, Series A (NBGA)                2.15          7/01/2022          2,090
    5,000   Dublin San Ramon Services District
              Sewer Revenue COP,
              Series 2000 (LIQ)(INS)1                  2.20          8/01/2035          5,000
    4,200   Fremont COP, Series 1991 (LOC)             2.30          8/01/2022          4,200
    3,600   Hacienda La Puente Unified School
              District COP (LOC)                       2.60         10/01/2009          3,600
      920   Hanford 1997 COP (LOC)                     3.15          3/01/2008            920
    5,955   Hanford Sewer System RB,
              Series 1996A (LOC)                       3.15          4/01/2023          5,955
    4,700   Health Facilities Auth. RB,
              Series 1984A (LOC)                       4.30          7/01/2014          4,700
    7,000   Health Facilities Financing Auth. RB,
              Variable Refunding Bonds, 1994 Series    2.40         10/01/2024          7,000
    1,900   Hesperia Public Financing Auth. Lease RB,
              Series 1998B (LOC)                       3.00          6/01/2022          1,900
    4,600   Huntington Beach MFH RB,
              Series 1985A (LOC)                       4.00          2/01/2010          4,600
    6,000   Irvine IDA RB, Series 1985 (LOC)           4.45         11/01/2005          6,000
      370   Irvine Ranch Water District RB,
              Series 1985 (LOC)                        2.50         10/01/2005            370
    9,000   Lancaster MFH RB, Series 1984A (NBGA)a     2.35         11/01/2029          9,000
    3,560   Lemoore COP, Series 1995 (LOC)             3.25         11/01/2020          3,560
    9,360   Loma Linda Water RB, Series 1995 (LOC)     3.00          6/01/2025          9,360
   14,680   Long Beach Health Facility RB, Series 1991 2.40         10/01/2016         14,680
   13,960   Los Angeles Department of Water and
              Power RB, Series 2001A, Series ZTC-16
              Certificates (LIQ)(INS)3,a               2.08          7/01/2018         13,960

PORTFOLIO
--------------------------------------------------------------------------------
                         of INVESTMENTS (continued)
                         (in thousands)

USAA CALIFORNIA MONEY MARKET FUND
SEPTEMBER 30, 2001 (UNAUDITED)

PRINCIPAL                                            COUPON              FINAL
   AMOUNT   SECURITY                                   RATE           MATURITY          VALUE
---------------------------------------------------------------------------------------------
  $20,555   Los Angeles Senior COP Series 2000,
              MERLOT Series 2000 NN (LIQ)(INS)2,a      2.44%        11/01/2031      $  20,555
    1,000   Modesto MFH RB, Series 2001A (NBGA)        2.25          5/15/2031          1,000
    4,100   Monrovia Redevelopment Agency COP,
              Series 1984 (NBGA)                       2.30         12/01/2014          4,100
    9,475   Moreno Valley COP, Series 1997 (LOC)       3.15          6/01/2027          9,475
    3,000   Oakland RB, Series 1999A, MERLOT
              Series 2000M (LIQ)(INS)2,a               2.24          1/01/2029          3,000
   10,000   Orange County Apartment Development RB,
              Issue C of 1999 (NBGA)                   2.25         12/01/2029         10,000
    5,100   Pollution Control Financing Auth. PCRB,
              Series 1995A (LOC)                       2.00          6/01/2010          5,100
            Rancho Mirage Joint Powers Financing
              Auth. RB,
    2,600     Series 2001A (LOC)                       2.60          1/01/2026          2,600
    3,400     Series 2001B (LOC)                       2.60          1/01/2026          3,400
    8,305   Rescue Union School District COP,
              Series 2001 (LIQ)(INS)3                  2.30         10/01/2025          8,305
   22,300   Rialto Public Financing Auth. RB,
              Series 1998A (LOC)                       3.90          9/01/2027         22,300
    6,800   Sacramento County Housing Auth. MFH RB,
              Issue D of 1996 (NBGA)                   2.20          7/15/2029          6,800
    4,425   San Bernardino IDA RB, Series 1992 (LOC)   2.35          2/01/2012          4,425
    7,000   San Dimas Redevelopment Agency IDA RB,
              Series 1985 (LOC)                        2.55         11/01/2015          7,000
    2,800   San Jose Financing Auth. Lease RB,
              Series 2001D (LIQ)(INS)2                 2.10          7/01/2026          2,800
    1,400   San Rafael Industrial RB,
              Series 1984 (LOC)                        2.20         10/01/2004          1,400
    2,860   School Facilities Financing Corp. COP,
              Series 1998A (LOC)                       2.30          7/01/2022          2,860
            Statewide Communities Development Auth.
              COP,
    8,100     Series 1992 (LOC)                        2.17         12/01/2022          8,100
    3,200     Series 1998 (LOC)                        2.43          6/01/2013          3,200
   21,000   Torrance Hospital RB, Series 1992 (LOC)c   2.20          2/01/2022         21,000
    1,850   West Hollywood Public Facilities Corp.
              1998 COP (LOC)                           3.15          2/01/2025          1,850


20

PORTFOLIO
--------------------------------------------------------------------------------
                         of INVESTMENTS (continued)
                         (in thousands)

USAA CALIFORNIA MONEY MARKET FUND
SEPTEMBER 30, 2001 (UNAUDITED)

PRINCIPAL                                            COUPON              FINAL
   AMOUNT   SECURITY                                   RATE           MATURITY          VALUE
---------------------------------------------------------------------------------------------
            PUERTO RICO (4.5%)
  $ 9,975   Commonwealth Public Improvement Bonds
              of 2000, MERLOT Series 2000EE
              (LIQ)(INS)1,a                            2.14%         7/01/2029      $   9,975
   10,000   Commonwealth Public Improvement Bonds
              of 2001 GO, Series ZTC-25 Certificates
              (LIQ)(INS)3,a                            2.08          7/01/2019         10,000
---------------------------------------------------------------------------------------------
            Total variable-rate demand notes (cost: $320,860)                         320,860
---------------------------------------------------------------------------------------------

            ADJUSTABLE-RATE NOTES (4.5%)

            CALIFORNIA
            State 2001-02 RAN,
   10,000     Index Notes, Series Bb                   2.43          6/28/2002         10,000
   10,000     Index Notes, Series Cb                   2.06          6/28/2002         10,000
---------------------------------------------------------------------------------------------
            Total adjustable-rate notes (cost: $20,000)                                20,000
---------------------------------------------------------------------------------------------

            PUT BONDS (4.3%)

            CALIFORNIA
    2,015   Lake Elsinore Recreation Auth. RB,
              Series 2000A (NBGA)                      4.60          2/01/2032          2,025
    9,800   Modesto Irrigation District COP,
              Series 1996                              2.60         10/01/2026          9,800
    7,400   San Diego Industrial Development RB,
              Series 1995A                             2.80          9/01/2020          7,400
---------------------------------------------------------------------------------------------
            Total put bonds (cost: $19,225)                                            19,225
---------------------------------------------------------------------------------------------

            FIXED-RATE INSTRUMENTS (14.3%)

            CALIFORNIA
    3,000   Anaheim Electric RAN CP                    2.95          1/25/2002          3,000
    8,850   Anaheim Electric RAN CP                    2.65          1/25/2002          8,850
    9,000   Los Angeles Department of Water and
              Power CP, Series 1998 (LOC)              2.60         10/11/2001          9,000
    6,000   Los Angeles Wastewater System CP
              Revenue Notes                            2.65          2/26/2002          6,000
    4,500   Montebello TRAN                            3.50          6/28/2002          4,523


PORTFOLIO
--------------------------------------------------------------------------------
                         of INVESTMENTS (continued)
                         (in thousands)

USAA CALIFORNIA MONEY MARKET FUND
SEPTEMBER 30, 2001 (UNAUDITED)

PRINCIPAL                                            COUPON              FINAL
   AMOUNT   SECURITY                                   RATE           MATURITY          VALUE
---------------------------------------------------------------------------------------------

  $ 2,660   Pollution Control Financing Auth. PCRB,
              Series 1984                              3.00%         5/15/2002      $   2,660
    5,800   San Francisco City And County
              Settlement Obligation Bonds,
              Series 2001 (INS)2                       3.00          3/15/2002          5,800
   16,500   San Ramon Valley Unified School
              District 2000-2001 TRAN                  4.05         11/28/2001         16,500
    2,350   School Project for Utility Rate
              Reduction, 2000 RAN                      4.15         10/03/2001          2,350
    5,000   State GO CP Notes                          2.05         10/09/2001          5,000
---------------------------------------------------------------------------------------------
            Total fixed-rate instruments (cost: $63,683)                               63,683
---------------------------------------------------------------------------------------------
            TOTAL INVESTMENTS (COST: $423,768)                                      $ 423,768
=============================================================================================

22

PORTFOLIO
--------------------------------------------------------------------------------
                         of INVESTMENTS (continued)


USAA CALIFORNIA MONEY MARKET FUND
SEPTEMBER 30, 2001 (UNAUDITED)

PORTFOLIO SUMMARY BY CONCENTRATION
--------------------------------------------------------------------------------

         General Obligations                                       14.8%
         Appropriated Debt                                         13.0
         Electric/Gas Utilities - Municipal                        10.6
         Hospitals                                                 10.3
         Multifamily Housing                                        9.5
         Real Estate Tax/Fee                                        8.0
         Water/Sewer Utilities - Municipal                          7.4
         Electric Utilities                                         4.8
         Nursing/Continuing Care Centers                            4.2
         Buildings                                                  3.1
         Lodging/Hotel                                              1.9
         Health Care Supplies                                       1.6
         Leisure Products                                           1.3
         Metals/Mining                                              1.1
         Auto Parts                                                 1.0
         Other                                                      2.7
                                                                   ----
         Total                                                     95.3%
                                                                   ====

NOTES
--------------------------------------------------------------------------------
                         to Portfolio of INVESTMENTS


USAA CALIFORNIA MONEY MARKET FUND
SEPTEMBER 30, 2001 (UNAUDITED)

GENERAL NOTES
--------------------------------------------------------------------------------

         Values of securities are determined by procedures and practices discussed in Note 1 to the financial statements.

         The percentages shown represent the percentages of the investments to net assets.

SPECIFIC NOTES
--------------------------------------------------------------------------------

         (a) These securities are not registered under the Securities Act of 1933. Resells of these securities in the United States may occur in exempt transactions to qualified institutional buyers as defined by Rule 144A and as such are generally deemed by the Manager to be liquid under guidelines established by the Board of Directors. At September 30, 2001, these securities represented 17.4% of the Fund's net assets.

         (b) At September 30, 2001, the cost of securities purchased on a delayed-delivery basis was $20,000,000.

         (c) At September 30, 2001, portions of these securities were segregated to cover delayed-delivery purchases.



         SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

24

STATEMENT
--------------------------------------------------------------------------------
                         of ASSETS and LIABILITIES
                         (in thousands)

USAA CALIFORNIA MONEY MARKET FUND
SEPTEMBER 30, 2001 (UNAUDITED)


ASSETS
   Investments in securities                                         $  423,768
   Cash                                                                   1,638
   Receivables:
      Capital shares sold                                                 1,052
      Interest                                                            2,086
      Securities sold                                                    37,017
   Prepaid expenses                                                          15
                                                                     ----------
         Total assets                                                   465,576
                                                                     ----------

LIABILITIES
   Securities purchased                                                  20,000
   Capital shares redeemed                                                  835
   USAA Investment Management Company                                       120
   USAA Transfer Agency Company                                              16
   Accounts payable and accrued expenses                                     30
   Dividends on capital shares                                               91
                                                                     ----------
         Total liabilities                                               21,092
                                                                     ----------
            Net assets applicable to capital shares outstanding      $  444,484
                                                                     ==========

REPRESENTED BY:
   Paid-in capital                                                   $  444,484
                                                                     ==========
   Capital shares outstanding                                           444,484
                                                                     ==========
   Authorized shares of $.01 par value                                2,435,000
                                                                     ==========
   Net asset value, redemption price, and offering price per share   $     1.00
                                                                     ==========


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENT
--------------------------------------------------------------------------------
                         of OPERATIONS
                         (in thousands)

USAA CALIFORNIA MONEY MARKET FUND
SIX-MONTH PERIOD ENDED SEPTEMBER 30, 2001 (UNAUDITED)


NET INVESTMENT INCOME
   Interest income                                               $6,924
                                                                 ------
   Expenses:
      Management fees                                               715
      Administrative and servicing fees                              79
      Transfer agent's fees                                          99
      Custodian's fees                                               52
      Postage                                                        11
      Shareholder reporting fees                                      6
      Directors' fees                                                 3
      Professional fees                                              19
      Insurance                                                      41
      Other                                                           6
                                                                 ------
         Total expenses                                           1,031
      Expenses paid indirectly                                       (9)
                                                                 ------
         Net expenses                                             1,022
                                                                 ------
               Net investment income                             $5,902
                                                                 ======


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

26

STATEMENTS
--------------------------------------------------------------------------------
                         of Changes in NET ASSETS
                         (in thousands)

USAA CALIFORNIA MONEY MARKET FUND
SIX-MONTH PERIOD ENDED SEPTEMBER 30, 2001 (UNAUDITED),
AND YEAR ENDED MARCH 31, 2001


                                                 9/30/2001    3/31/2001
                                                 ----------------------
FROM OPERATIONS

   Net investment income                         $   5,902     $ 14,314
                                                 ----------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:

   Net investment income                            (5,902)     (14,314)
                                                 ----------------------

FROM CAPITAL SHARE TRANSACTIONS

   Proceeds from shares sold                       234,260      502,901
   Dividend reinvestments                            5,572       13,484
   Cost of shares redeemed                        (240,595)    (496,373)
                                                 ----------------------
      Increase (decrease) in net assets from
         capital share transactions                   (763)      20,012
                                                 ----------------------
   Net increase (decrease) in net assets              (763)      20,012

NET ASSETS

   Beginning of period                             445,247      425,235
                                                 ----------------------
   End of period                                 $ 444,484    $ 445,247
                                                 ======================

CHANGE IN SHARES OUTSTANDING

   Shares sold                                     234,260      502,901
   Shares issued for dividends reinvested            5,572       13,484
   Shares redeemed                                (240,595)    (496,373)
                                                 ----------------------
      Increase (decrease) in shares outstanding       (763)      20,012
                                                 ======================


   SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NOTES
--------------------------------------------------------------------------------
                         to FINANCIAL Statements


USAA CALIFORNIA MONEY MARKET FUND
SEPTEMBER 30, 2001 (UNAUDITED)


(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
--------------------------------------------------------------------------------

         USAA Tax Exempt Fund, Inc. (the Company), registered under the Investment Company Act of 1940, as amended, is a diversified, open-end management investment company incorporated under the laws of Maryland consisting of 10 separate funds. The information presented in this semiannual report pertains only to the USAA California Money Market
         Fund (the Fund). The Fund's investment objective is to provide investors with interest income that is exempt from federal and California state income taxes, with a further objective of preserving capital and maintaining liquidity.

            A. SECURITY VALUATION - The value of each security is determined (as of the close of trading on the New York Stock Exchange on each business day the Exchange is open) as set forth below:

               1. Pursuant to SEC Rule 2a-7,  securities  in the Fund are stated
                  at amortized cost, which approximates market value. Repurchase agreements are valued at cost.

               2. Securities  that  cannot be valued  by the  methods  set forth above and all other assets are valued in good faith at fair value using methods determined by USAA Investment Management Company (the Manager) under the general supervision of the Company's Board of Directors.

            B. FEDERAL  TAXES  -  The  Fund's  policy  is  to  comply  with  the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income or excise tax provision is required.

28

NOTES
--------------------------------------------------------------------------------
                         to FINANCIAL Statements
                         (continued)

USAA CALIFORNIA MONEY MARKET FUND
SEPTEMBER 30, 2001 (UNAUDITED)


             C. INVESTMENTS IN SECURITIES - Security  transactions are accounted for on the date the securities are purchased or sold (trade date). Gain or loss from sales of investment securities is computed on the identified cost basis. Interest income is recorded daily on the accrual basis. Premiums and discounts are amortized over the life of the respective securities.

             D. PREPAID  EXPENSE - The Fund,  along with other USAA money market funds, is covered under an insurance policy issued by ICIM Reinsurance Company. The purpose of this coverage is to protect the Fund against bond defaults and similar events that could negatively affect the value of portfolio securities of money market funds. The Fund amortizes the insurance premium over the life of the policy.

             E. EXPENSES PAID INDIRECTLY - The Fund's  custodian bank has agreed to reduce its fees when the Fund maintains a cash balance in the non-interest-bearing custody account. For the six-month period ended September 30, 2001, custodian fee offset arrangements reduced expenses by $9,000.

             F. USE OF ESTIMATES - The  preparation  of financial  statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINES OF CREDIT
--------------------------------------------------------------------------------

         The Fund participates with other USAA funds in two joint, short-term, revolving, committed loan agreements totaling $500 million: $400

NOTES
--------------------------------------------------------------------------------
                         to FINANCIAL Statements
                         (continued)

USAA CALIFORNIA MONEY MARKET FUND
SEPTEMBER 30, 2001 (UNAUDITED)


         million  with USAA  Capital  Corporation  (CAPCO),  an affiliate of the
         Manager, and $100 million with Bank of America. The purpose of the agreements is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities.

         Subject to availability under its agreement with CAPCO, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at CAPCO's borrowing rate with no markup. Subject to availability under its agreement with Bank of America, the Fund may borrow from Bank of America, at Bank of America's borrowing rate plus a markup, an amount which, when added to outstanding borrowings under the CAPCO agreement, does not exceed 15% of the Fund's total assets. The Fund had no borrowings under either of these agreements during the six-month period ended September 30, 2001.

(3) DISTRIBUTIONS
--------------------------------------------------------------------------------

         Net investment income is accrued daily as dividends and distributed to shareholders monthly. Distributions of realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.


(4) INVESTMENT TRANSACTIONS
--------------------------------------------------------------------------------

         Costs of purchases and proceeds from sales/maturities of securities for the six-month period ended September 30, 2001, were $630,755,000 and $649,737,000, respectively.

30

NOTES
--------------------------------------------------------------------------------
                         to FINANCIAL Statements
                         (continued)

USAA CALIFORNIA MONEY MARKET FUND
SEPTEMBER 30, 2001 (UNAUDITED)


         The  cost  of  securities,   for  federal   income  tax  purposes,   is
         approximately the same as that reported in the financial statements.

(5) TRANSACTIONS WITH MANAGER
--------------------------------------------------------------------------------

             A. MANAGEMENT FEES - The Manager carries out the Fund's  investment policies and manages the Fund's portfolio. Management fees are computed as a percentage of aggregate average net assets of the USAA California Bond and USAA California Money Market funds combined, which on an annual basis is equal to 0.50% of the first $50 million, 0.40% of that portion over $50 million but not over $100 million, and 0.30% of that portion over $100 million. These fees are allocated on a proportional basis to each Fund monthly based on average net assets.

             B. ADMINISTRATIVE   AND  SERVICING  FEES  -  The  Manager  provides
                certain administrative and shareholder servicing functions for the Fund. For such services, effective August 1, 2001, the Manager receives a fee computed at an annualized rate of 0.10% of the Fund's monthly average net assets. Prior to August 1, 2001, the Manager performed these services; however, no separate fee was charged.

             C. TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA
                Shareholder Account Services, an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge per shareholder account plus out of pocket expenses. Effective August 1, 2001, the annual charge per account was reduced from $28.50 to $25.50.

NOTES
--------------------------------------------------------------------------------
                         to FINANCIAL Statements
                         (continued)

USAA CALIFORNIA MONEY MARKET FUND
SEPTEMBER 30, 2001 (UNAUDITED)



             D. UNDERWRITING   SERVICES  -  The   Manager   provides   exclusive
                underwriting and distribution of the Fund's shares on a continuing best-efforts basis. The Manager receives no commissions or fees for this service.

(6) TRANSACTIONS WITH AFFILIATES
--------------------------------------------------------------------------------

         Certain directors and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated directors or Fund officers received any compensation from the Fund.

32

NOTES
--------------------------------------------------------------------------------
                         to FINANCIAL Statements
                         (continued)

USAA CALIFORNIA MONEY MARKET FUND
SEPTEMBER 30, 2001 (UNAUDITED)

(7) FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Per share operating performance for a share outstanding throughout each period is as follows:

                             SIX-MONTH
                            PERIOD ENDED
                            SEPTEMBER 30,                      YEAR ENDED MARCH 31,
                            ---------------------------------------------------------------------------
                                2001        2001         2000          1999         1998         1997
                            ---------------------------------------------------------------------------
Net asset value at
   beginning of period      $   1.00     $   1.00     $    1.00     $    1.00     $   1.00     $   1.00
Net investment income            .01          .03           .03           .03          .03          .03
Distributions from net
   investment income            (.01)        (.03)         (.03)         (.03)        (.03)        (.03)
                            ---------------------------------------------------------------------------
Net asset value at
   end of period            $   1.00     $   1.00     $    1.00     $    1.00     $   1.00     $   1.00
                            ===========================================================================
Total return (%) *              1.32         3.32          2.86          3.03         3.35         3.23
Net assets at end
   of period (000)          $444,484     $445,247     $ 425,235     $ 439,208     $431,754     $341,128
Ratio of expenses to
   average net assets (%)        .45a,b       .42           .41           .42          .41          .45
Ratio of net investment
   income to average
   net assets (%)               2.59a        3.26          2.83          2.99         3.30         3.19


  * Assumes reinvestment of all dividend income distributions during the period.
(a) Annualized. The ratio is not necessarily indicative of 12 months of operations.
(b) Reflects total expenses prior to any custodian fee offset arrangement.

                   DIRECTORS   Robert G. Davis, CHAIRMAN OF THE BOARD
                               Christopher W. Claus, VICE CHAIRMAN OF THE BOARD
                               Barbara B. Dreeben
                               Robert L. Mason, Ph.D.
                               David G. Peebles
                               Michael F. Reimherr
                               Laura T. Starks, Ph.D.
                               Richard A. Zucker

         INVESTMENT ADVISER,   USAA Investment Management Company
                 UNDERWRITER   9800 Fredericksburg Road
             AND DISTRIBUTOR   San Antonio, Texas 78288

              TRANSFER AGENT   USAA Shareholder Account Services
                               9800 Fredericksburg Road
                               San Antonio, Texas 78288

               LEGAL COUNSEL   Goodwin Procter LLP
                               Exchange Place
                               Boston, Massachusetts 02109

                   CUSTODIAN   State Street Bank and Trust Company
                               P.O. Box 1713
                               Boston, Massachusetts 02105

        INDEPENDENT AUDITORS   KPMG LLP
                               112 East Pecan, Suite 2400
                               San Antonio, Texas 78205

                   TELEPHONE   Call toll free - Central Time
            ASSISTANCE HOURS   Monday - Friday, 6 a.m. to 10 p.m.
                               Saturday, 8:30 a.m. to 5 p.m.
                               Sunday, 11:30 a.m. to 8 p.m.

                 FOR ACCOUNT   1-800-531-8448,
                  SERVICING,   (in San Antonio) 456-7202
               EXCHANGES, OR
                 REDEMPTIONS

             RECORDED MUTUAL   24-hour service (from any phone)
           FUND PRICE QUOTES   1-800-531-8066, (in San Antonio) 498-8066

                 MUTUAL FUND   (from touch-tone phones only)
           USAA TOUCHLINE(R)   For account balance, last transaction, fund
                               prices, or to exchange or redeem fund shares
                               1-800-531-8777, (in San Antonio) 498-8777

             INTERNET ACCESS   USAA.COM
                                                                        Recycled
                                                                           Paper

[USAA logo appears here.]  WE KNOW WHAT IT MEANS TO SERVE. (R)
                           -----------------------------------
                               INSURANCE - MEMBER SERVICES



39602-1101                                   (C)2001, USAA. All rights reserved.